FINANCING RECEIVABLES AND OPERATING LEASES - Sales-type Leases (Details) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2025	Mar. 31, 2024	Mar. 31, 2023
FINANCING RECEIVABLES AND OPERATING LEASES [Abstract]
Net sales	$ 33,671	$ 21,578	$ 22,677
Cost of sales	29,512	19,557	19,009
Gross profit	4,159	2,021	3,668
Interest income on sale-type leases	9,148	6,769	3,943
Leases income on operating leases	$ 7,969	$ 10,886	$ 17,421